Trade and Other Receivables	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Trade and Other Receivables
6.	TRADE AND OTHER RECEIVABLES

	Note	December 31, 2020	December 31, 2019
Value-added and income tax receivables	6(a)	$29,076	$12,181
Trade receivables		17,172	-
Due from Serabi Gold plc	6(b)	6,429	12,033
Receivable from Inca One		-	2,716
Other receivables		3,195	460

		$55, 872	$27,390

(a)
As at De
c
ember 31, 2020, the Company had $14.6 million (2019 – $12.8 million) and $8.2 million (2019 – $nil) of value-added tax (“VAT”) receivable in Brazil and Mexico, respectively of which $6.5 million (2019 – $3.4 million) of the Brazilian VAT is included in other assets as it is expected to be recovered over a period which exceeds twelve months.

(b)
In March 2020, the Company and Serabi Gold plc (“Serabi”) amended its share and debt purchase agreement in respect of the purchase of Coringa whereby Serabi would pay to the Company monthly installment payments, commencing May 1, 2020, until the outstanding receivable balance of $12.0 million and accrued interest is repaid in full. Installments were $0.5 million for the first three months and increased to $1.0 million thereafter. The receivable attracts interest at a rate of 10% per annum. The receivable is secured by a pledge in the Company’s favour on the shares of Chapleau Resources Ltd. During the year ended December 31, 2020, the Company received $6.5 million from Serabi (2019 – $nil).